CSMC 2020-RPL1 Trust ABS-15G

Exhibit 99.1

EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed the due diligence services described below (the “Review”) on residential mortgage loans acquired by DLJ Mortgage Capital, Inc. (the “Client”). These mortgage loans, which were originated by multiple parties, were purchased by the Client in multiple bulk transactions or via Reliance Letter and were reviewed by AMC on behalf of such party. The Review was conducted on loans with origination dates from January 1992 through November 2013 via files imaged and provided by the Client or its designee for review.

(2) Sample size of the assets reviewed.

The Review was conducted on the portion of the securitization mortgage loan population reviewed by AMC. The Client may have utilized multiple third-party review (“TPR”) firms for the securitization and AMC may or may not have reviewed all of the mortgage loans in the securitization loan population for a specific scope of review. During the course of the selection of the final securitization population mortgage loans may have been eliminated from the originally envisioned securitization population for reasons that are unknown to AMC. Within the final securitization mortgage loan population, the Review sample was broken down into the following review scopes:

▪	“Compliance Review”: 1,765 mortgage loans
▪	“Collection Comment Review”: 1,765 mortgage loans
▪	“Payment History Review”: 1,765 mortgage loans
▪	“Tax and Title Review”: 1,765 mortgage loans

(3) Determination of the sample size and computation.

The sample size of the Review was conducted consistent with the criteria for the NRSRO(s) identified in Item 3 of the Form ABS Due Diligence-15E.

(4) Quality or integrity of information or data about the assets: review and methodology.

Not applicable.

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

Not applicable.

(6) Value of collateral securing the assets: review and methodology.

Not applicable.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

Please be advised that AMC did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which AMC is relying in reaching such findings.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by AMC.

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AMC reviewed each mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

FOR APPLICATION DATES BEFORE JANUARY 10, 2014 (1,765 Mortgage Loans)

(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:

a)	Rescission (§1026.23):
i)	failure to provide the right of rescission notice;
ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
iii)	errors in the right of rescission notice;
iv)	failure to provide the correct form of right of rescission notice;
v)	failure to provide the three (3) business day rescission period; and
vi)	any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures;
b)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015:
i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);
ii)	proper execution by all required parties;
iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and
iv)	timing of initial and re-disclosed TIL(s);
c)	Tolerances (§§1026.18, 22 and 23):
i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and
ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge;
d)	High-cost Mortgage (§§1026.31, 32 and 33):
i)	points and fees threshold test;
ii)	APR threshold test;
iii)	prepayment penalty test; and
iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage;
e)	Higher-priced Mortgage Loan (§1026.35):
i)	APR threshold test; and
ii)	compliance with the escrow account and appraisal requirements;

(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Good Faith Estimate (GFE) (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm the presence of the current GFE form in effect at the time of origination;
ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;
iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;
iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and
v)	confirm the presence of a settlement service provider list, as applicable.
b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm current applicable HUD form was provided;
ii)	determination that the loan file contains the final HUD;
iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and
iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.

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c)	GFE and Final HUD Comparison (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;
ii)	confirm loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and loan documents; and
iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.
d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm the presence of the Servicing Disclosure Statement form in the loan file;
ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;
iii)	confirm the presence of the Special Information Booklet in the loan file or that the loan file contains documentary evidence that the disclosure was provided to the borrower;
iv)	confirm the Special Information Booklet was provided within three (3) business days of application;
v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the loan file in the event the lender has affiliated business arrangements;
vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;
vii)	confirm the Affiliated Business Arrangement Disclosure is executed; and
viii)	confirm the presence of the Initial Escrow Disclosure Statement in the loan file and proper timing.

(III) The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(IV) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” loans, “covered” loans, “higher-priced” loans, “home” loans or any other similarly designated loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

(V) Federal and state specific late charge and prepayment penalty provisions;

(VI) Document Review

AMC reviewed each mortgage loan file and verified if the following documents, if applicable, for the Review scope in question at the time of review, were included in the file and if the data on these documents was consistent:

  Initial application (1003);
  Final application (1003);
  Note;
  Appraisal;
  Sales contract;
  Title/Preliminary Title;
  Initial TIL;
  Final TIL;
  Final HUD-1;
  Initial and final GFE’s;
  Right of Rescission Disclosure;
  Mortgage/Deed of Trust;
  Mortgage Insurance;
  Tangible Net Benefit Disclosure;
  FACTA disclosures; and
  Certain other disclosures related to the enumerated tests set forth herein.

(8) Other: review and methodology.

Collection Comment Review: Following the acquisition of the mortgage loans but before securitization, AMC performed a review utilizing individual mortgage loan collection comments provided by the servicer in order to provide a brief summary outlining current performance status, the borrower’s ability to pay, relative future/current risk (including hardship, life changes, etc.), possible servicer remedies, loss mitigation efforts, and modifications.

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Payment History Review: AMC performed a review utilizing individual mortgage loan payment history reports provided by the servicer of the mortgage loans. Using the MBA methodology, AMC created a payment string using a 36 month look back for each mortgage loan within the payment history random sample population.

Title Review: As requested by the Client, a title review was included in AMC’s scope of review. To facilitate this review, the Client provided AMC with identifying data on the population of mortgage loans. Data provided by the client, included mortgage loan and servicer identification numbers as well as subject property address, borrower names, origination date, original mortgage loan amount for the subject mortgage and title policies from origination as it relates to the subject mortgage. Using the data provided, AMC ordered a current owner’s title search on these mortgage loans through a service provider. Upon receipt and review of the current owner’s title search results, AMC identified whether or not the title search report revealed any liens and/or judgments which could affect the seniority of the subject mortgage, including potentially superior post origination liens and/or judgments as well as subject mortgage not of record. For the purposes of identifying potentially superior post-origination homeowners’ association (“HOA”) liens, the Client has vetted and approved for use a list of states prepared by outside counsel for which potentially superior post origination HOA liens may take priority over the subject mortgage. The states identified by the Client to be super lien states are: AL, AK, CO, CT, DC, DE, FL, HI, IL, MA, MD, MN, MO, NV, NH, NJ, OR, PA, RI, TN, VA, VT, WA, and WV. AMC reviewed the title policies for all liens and/or judgments that were recorded before the recordation of the subject mortgage to determine if any identifiable liens and/or judgments were listed as an exception on schedule B of the applicable title policies.

SUMMARY OF FINDINGS & CONCLUSIONS OF REVIEW

The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the requirements of the NRSROs listed in the Form ABS Due Diligence-15E.

COMPLIANCE RESULTS SUMMARY (1.765 Mortgage Loans)

After review of the 1,765 mortgage loans, 1,511 mortgage loans (85.61%) had exceptions with 68 mortgage loans (3.85%) retaining rating agency grades of “C” or “D” and 1,443 mortgage loans (81.76%) retaining a grade of “B”. The remaining 254 mortgage loans (14.39%) are rating agency grade “A” with no exceptions noted.

Pursuant to the applicable NRSRO criteria, AMC graded certain compliance exceptions as non-material based upon seasoning of the mortgage loans. Certain mortgage loans were seasoned beyond the applicable period under TILA in which affirmative claims could be brought by a consumer. The time period is not limited for claims, other than rescission, which is raised as a defense to foreclosure. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan.

COMPLIANCE (1,765 Mortgage Loans)

Compliance: RA Grade	Loan Count	% of Loans
A	254	14.39%
B	1,443	81.76%
C	0	0.00%
D	68	3.85%
Total	1,765	100.00%

REVIEW EXCEPTION SUMMARY (1,765 Mortgage Loans)

The summaries below detail the exceptions from the Compliance Review that would have resulted in a “B”, “C”, or “D” grade for a given mortgage loan. Please note that exception grades of EV1, EV2, and EV3 may not result in a corresponding “B”, “C”, or “D” grade per relevant rating agency guidelines due to considerations including statute of limitations and specific characteristics of ratings by a given NRSRO. Also note that some mortgage loans may have multiple exceptions and, as a result, may have an exception or multiple exceptions in any one exception category.

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Exception Type	Final Exception Rating	Exception Category	Open Exceptions
Compliance	D	Missing, Incorrect, or Incomplete HUD-1	67
		Missing, Incorrect, or Incomplete Note	1
		Total Compliance Grade (D) Exceptions:	68
	B	RESPA	2,471
		Missing Application Date	829
		TILA	625
		Safe Act	558
		TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	448
		TIL-MDIA	324
		Missing, Incorrect, or Incomplete GFE	303
		Missing Non-Required Data	297
		FACTA	264
		Missing, Incorrect, or Incomplete Final TIL	152
		Misc. State Level	148
		Missing Required Data (other than HUD-1 or Note)	89
		State Defect	61
		LTV Test	59
		State Late Charge	11
		Final TIL Estimated	5
		Missing Required Data	3
		Missing, Incorrect, or Incomplete Final or Initial 1003	2
		Missing Document	2
		Missing, Incorrect, or Incomplete HUD-1	1
		Total Compliance Grade (B) Exceptions:	6,652
Total Compliance Exceptions:			6,720

COLLECTION COMMENT REVIEW SUMMARY (1,765 Mortgage Loans)

All 1,765 mortgage loans subjected to the Collection Comment Review were reviewed with a cutoff of 8/31/2019 and a 36-month lookback period. Of the mortgage loans subject to the collection comment review, 1,490 mortgage loans (84.42%) triggered an EV1 or EV2 exception level, and 275 mortgage loans (15.58%) triggered an EV3.

Servicing Review Grade	Loan Count	% of Loans
1	1,469	83.23%
2	21	1.19%
3	275	15.58%
Total	1,765	100.00%

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EV3 Exceptions	# Exceptions	% of Loans
Cease and Desist Request Received From Mortgagor or 3rd Party	1	0.06%
[3] Damaged Exterior - Damage remains unresolved and no indication covered by insurance sufficient to cover repair	5	0.28%
[3] Damaged Interior - Damage remains unresolved and no indication covered by insurance	4	0.23%
[3] Damaged/Occupied/FEMA Zone - Damage remains unresolved and no indication covered by insurance	48	2.72%
[3] Delinquent HOA Fees	1	0.06%
[3] Delinquent HOA Fees - Superlien State	1	0.06%
[3] MI Not Being Paid As Required	219	12.41%
[3] Title Issue - Liens not Perfected	2	0.11%
Total	281

PAYMENT HISTORY REVIEW SUMMARY (1,765 Mortgage Loans)

All 1,765 mortgage loans subjected to the Payment History Review were reviewed with a cutoff of 8/31/2019 and a 36-month lookback period. Of these loans, 919 mortgage loans (52.07%) showed no delinquency during the lookback period and had complete data. The remaining 846 mortgage loans (47.93%) showed at least one delinquency within the lookback period and had complete data. As of the cutoff date, all 1,765 mortgage loans (100.00%) were current.

Delinquency During Lookback	Loan Count	% of Loans
No Delinquency, Full History	919	52.07%
No Delinquency, Missing Data	0	0.00%
Delinquency, Full History	846	47.93%
Delinquency, Missing Data	0	0.00%
Total	1,765	100.00%

Lookback Period	Loan Count	% of Loans
Thirty-Six (36) Months	1,765	100.00%
Total	1,765	100.00%

TAX AND TITLE REVIEW SUMMARY (1,765 Mortgage Loans)

AMC Diligence, LLC Review

As part of the due diligence services, the Client provided SitusAMC with identifying data on 1,765 mortgage loans. There were 165 mortgage loans that were determined to have critical findings based on the scope of reviews set forth herein. Of these mortgage loans, 39 mortgage loans had a senior lien encumbrance recorded after the recordation of the subject mortgage and could not be mitigated by reviewing Schedule B of the related title policy. 4 mortgage loans had a senior lien encumbrance recorded after the recordation of the subject mortgage, which could not be mitigated by reviewing Schedule B of the related title policy, and also had a senior lien encumbrance recorded before the recordation of the subject mortgage for which the related title policy did not cite the encumbrance on Schedule B. The remaining 122 first lien mortgage loans had a senior lien encumbrance recorded before the recordation of the subject mortgage for which the related title policy did not cite the encumbrance on Schedule B. SitusAMC determined from a review of the current owner’s title search there were no critical exceptions on the remaining 1,600 mortgage loans.

ADDITIONAL SUMMARY

Some % of Loans may not add to 100% due to rounding

Amortization Type	Loan Count	% of Loans
Fixed	1,569	88.90%
Adjustable	196	11.10%
Total	1,765	100.00%

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Lien Position	Loan Count	% of Loans
1	1,765	100.00%
Total	1,765	100.00%

Loan Purpose	Loan Count	% of Loans
Cash Out: Debt Consolidation	285	16.15%
Cash Out: Home Improvement/Renovation	8	0.45%
Cash Out: Other/Multi-purpose/Unknown Purpose	249	14.11%
First Time Home Purchase	243	13.77%
Other-than-first-time Home Purchase	276	15.64%
Rate/Term Refinance - Lender Initiated	73	4.14%
Rate/Term Refinance - Borrower Initiated	615	34.84%
Construction to Permanent	7	0.40%
Unavailable	9	0.51%
Total	1,765	100.00%

Original Term	Loan Count	% of Loans
0-120 Months	10	0.57%
121-180 Months	104	5.89%
181-240 Months	60	3.40%
241-360 Months	1,569	88.90%
361+ Months	22	1.25%
Total	1,765	100.00%

Property Type	Loan Count	% of Loans
Single Family Detached	1,150	65.16%
Condo, Low Rise	140	7.93%
Condo, High Rise	13	0.74%
PUD	266	15.07%
Townhouse	15	0.85%
1 Family Attached	20	1.13%
2 Family	78	4.42%
3 Family	16	0.91%
Unavailable	67	3.80%
Total	1,765	100.00%

Occupancy	Loan Count	% of Loans
Primary	1,669	94.56%
Investment	50	2.83%
Second Home	45	2.55%
Unknown	1	0.06%
Total	1,765	100.00%

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